UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2017

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-21180 (Commission File Number)	77-0034661 (I.R.S. Employer Identification No.)
2700 Coast Avenue Mountain View, CA 94043
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 944-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)	Intuit’s Annual Meeting of Stockholders was held on January 19, 2017.

(b)	At the meeting, stockholders:

1.	Elected nine persons to serve as directors of Intuit;

2.	Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year ended July 31, 2017;

3.	Approved the Intuit Inc. Amended and Restated 2005 Equity Incentive Plan; and

4.	Approved on an advisory basis, Intuit’s executive compensation.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.	Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Eve Burton	213,649,815	74,105	85,146	17,022,184
Scott D. Cook	212,647,981	1,085,602	75,483	17,022,184
Richard L. Dalzell	213,615,140	79,038	114,888	17,022,184
Diane B. Greene	208,644,449	5,083,267	81,350	17,022,184
Suzanne Nora Johnson	209,879,577	3,843,549	85,940	17,022,184
Dennis D. Powell	210,934,188	2,171,421	703,457	17,022,184
Brad D. Smith	205,567,441	6,643,309	1,598,316	17,022,184
Raul Vazquez	213,619,462	75,260	114,344	17,022,184
Jeff Weiner	210,437,292	3,285,117	86,657	17,022,184

2.	Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ended July 31, 2017.

For	Against	Abstain	Broker Non-Votes
228,187,058	2,541,411	102,781

3.	Approval of Amended and Restated 2005 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
162,935,357	50,633,683	240,026	17,022,184

4.	Advisory vote to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
179,757,529	33,697,651	353,886	17,022,184

ITEM 8.01 OTHER EVENTS.

In December 2016, Brad D. Smith, Chairman of the Board, Chief Executive Officer and President, adopted a stock trading plan related to the exercise of 103,445 stock options and the sale of the underlying shares of Intuit Inc. common stock. Subject to the terms and conditions of this plan, a brokerage firm may periodically sell the issued shares at predetermined minimum prices from February 2017 through June 2017.

This trading plan is intended to satisfy the requirements of Rule 10b5-1 of the Exchange Act and was adopted in accordance with Intuit's policies regarding securities transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock.

Transactions under this trading plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.

Item    9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
10.01
Intuit Inc. Amended and Restated 2005 Equity Incentive Plan, as amended through January 19, 2017 (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-215639) filed by the registrant with the Securities and Exchange Commission on January 20, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2017	INTUIT INC.

By: /s/ R.NEIL WILLIAMS
R. Neil Williams
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.01
Intuit Inc. Amended and Restated 2005 Equity Incentive Plan, as amended through January 19, 2017 (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-215639) filed by the registrant with the Securities and Exchange Commission on January 20, 2017).

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